Exhibit 10.31

THIRD AMENDMENT

LEASE FROM

TRUSTEES OF THE CAMBRIDGE EAST TRUST

TO

EPIX MEDICAL, INC.

        This is the Third Amendment made as of May 1, 2002 to the Lease dated as of July 7, 1998 between the Trustees of The Cambridge East Trust, as Landlord, and EPIX Medical, Inc., as Tenant, for premises at 63-75 Rogers Street,  Cambridge, Massachusetts as previously amended by First Amendment dated February 8, 1999 and Second Amendment dated as of June 30, 2000 (the "Lease").

        Whereas, the Landlord and the Tenant wish to confirm the Tenant’s exercise of its extension rights stated in Section 3.6 added to the Lease by the First Amendment to extend the term of the Lease for five years on the terms and conditions stated in this Third Amendment.

           Therefore, for valuable consideration the receipt and sufficiency of which is mutually acknowledged:

1.        Section l  Reference Data   The Landlord and the Tenant amend the Lease by substituting Section 1 Reference Data appearing at the end of this Third Amendment for the original Section 1 Reference Data, and the Lease is hereby so amended.

2.        Right to Extend Term  The parties confirm that the Tenant’s rights to extend the Term stated in Section 3.6 of the First Amendment are being exercised by this Third Amendment and are of no further force or effect.

3.        Lease Confirmed  Except as previously amended and as amended herein, the Lease is ratified and confirmed.

1.        REFERENCE DATA

                           Each reference in this Lease to the following subjects shall be construed to incorporate the data for that subject stated in this Section 1.

DATE:	As of May 1, 2002

LANDLORD:

Bruce A. Beal and Robert L. Beal, Trustees of The Cambridge East Trust, under declaration of trust dated June 1, 1983 recorded with the South Middlesex Registry of Deeds, Book 15067, Page 392 and registered with the South Middlesex Registry District of the Land Court as Document 641740 noted on Certificate of Title 168090, Book 970, Page 140, as Trustees and not individually

ORIGINAL ADDRESS OF LANDLORD:	c/o Beal and Company, Inc. 177 Milk Street Boston, Massachusetts 02109

TENANT:	EPIX Medical, Inc., a Delaware corporation

ORIGINAL ADDRESS OF TENANT:	71 Rogers Street, Cambridge Massachusetts 02142

PREMISES:	Effective on the Commencement Date of this Lease the following premises shown on Exhibit 1 to the original Lease:

approximately 2,660 square feet located in the 6,640 square foot building known as and numbered 63 Rogers Street,

approximately 4,390 square feet located in the 5,360 square foot building known as and numbered 65 Rogers Street,

approximately 2,500 square feet located in the 2,500 square foot building known as and numbered 69 Rogers Street,

approximately  2,500 square feet located in the 2,500 square foot building known as and numbered 71 Rogers Street, approximately 5,000 square feet located in the 5,000 square foot building known as and numbered 75 Rogers Street, and effective on or about April 1, 2001

	approximately 5,900 square feet located in the 5,900 square foot building known as and numbered 67 Rogers Street as shown on Exhibit 1-A to the Lease all in Cambridge, Massachusetts (collectively, the Building or Buildings)

FIRST OFFER PREMISES: The following premises shown on Exhibit 1-A to the Lease:

	approximately 3,980 square feet located in the 6,640 square foot building known as and numbered 63 Rogers Street, and

	approximately 970 square feet located in the 5,360 square foot building known as and numbered 65 Rogers Street

	also in Cambridge, Massachusetts.

If added to the Premises, these premises also will, with the other Premises, be referred to collectively as the Building. See Section 3 of the Second Amendment for exercise rights to lease the First Offer Premises. See Section 6.1 of the Lease for Annual Fixed Rent if the First Offer Premises are added to the Lease.

TERM:	Ten years as to original Premises Six years nine months (approximately) as to 67 Rogers Street

COMMENCEMENT DATE:
	As to original Premises - January 1, 1998 As to the Premises at 67 Rogers Street - on or about April 1, 2001

TERMINATION DATE: December 31, 2007 as to all Premises

ANNUAL FIXED RENT:
	January 1, 1998 - December 31, 1998	$258,700.00
	January 1, 1999 - December 31, 1999	$275,750.00
	January 1, 2000 - December 31, 2000	$292,800.00
	January 1, 2001 - March 31, 2001	$ 77,462.50

	April 1, 2001 - December 31, 2001	$328,410.00
	January 1, 2002 - December 31, 2002	$460,830.00
	January 1, 2003 - December 31, 2003	$717,187.50
	January 1, 2004 - December 31, 2004	$740,137.50
	January 1, 2005 - December 31, 2005	$763,087.50
	January 1, 2006 - December 31, 2006	$786,037.50
	January 1, 2007 - December 31, 2007	$808,987.50

MONTHLY PAYMENT:
	January 1, 1998 - December 31, 1998	$ 21,558.33
	January 1, 1999 - December 31, 1999	$ 22,979.17
	January 1, 2000 - December 31, 2000	$ 24,400.00
	January 1, 2001 - March 31, 2001	$ 25,820.83
	April 1, 2001 - December 31, 2001	$ 36,490.00
	January 1, 2002 - December 31, 2002	$ 38,402.50
	January 1, 2003 - December 31, 2003	$ 59,765.63
	January 1, 2004 - December 31, 2004	$ 61,678.13
	January 1, 2005 - December 31, 2005	$ 63,590.63
	January 1, 2006 - December 31, 2006	$ 65,503.13
	January 1, 2007 - December 31, 2007	$ 67,415.63

TENANT'S PERCENTAGE OF OPERATING EXPENSES:	63 Rogers Street	40.06%
	65 Rogers Street	81.90%
	67 Rogers Street	100%
	69 Rogers Street	100%
	71 Rogers Street	100%
	75 Rogers Street	100%

and if the First Offer Premises are added to the Lease:
	63 Rogers Street	100%
	65 Rogers Street	100%

PERMITTED USES:          General Office use and technical office for research development laboratory or research facility use, and manufacture, processing, assembly and packaging of drug, all to the extent permitted by applicable law and no other use

SECURITY DEPOSIT:       None

BROKER: The Beal Companies and McCall & Almy as to this Third Amendment

SIGNATURES

LANDLORD:		TENANT:
Bruce A. Beal and Robert L. Beal, Trustees as aforesaid and not individually

By:	Beal and Company, Inc.,	EPIX Medical, Inc.
Managing Agent

By:	/s/ Robert L. Beal	/s/ Pamela E. Carey
	its Trustee	its V.P. Finance & Administration and Chief Financial Officer
	hereunto duly authorized	hereunto duly authorized

SECRETARY'S CERTIFICATE

     The undersigned hereby certifies (1) that s/he is the duly elected Secretary of the corporation executing this Third Amendment to Lease as Tenant, (2) that the Tenant's Board of Directors has duly decided as required by law and the Tenant's governing documents that the Tenant shall enter into this Third Amendment to Lease and has duly empowered the person who executed this Third Amendment to Lease to do so in the name of and on behalf of the Tenant, and (3) that the Tenant's execution and performance of this Lease is consistent with and does not contravene or violate the law and governing documents under which Tenant is organized and operated.

/s/ Michael D. Webb
Michael D. Webb, Secretary